FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT This First Amendment to Second Amended and Restated Revolving Credit Agreement (this “Amendment”) is made as of this 30th day of September, 2018, by and among STRATEGIC REALTY OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Parent”), SRT SECURED HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), and certain affiliated entities executing this Amendment (Parent, Holdings, and such affiliated entities, individually and collectively, the “Borrower” or the “Borrowers”), STRATEGIC REALTY TRUST, INC., a Maryland corporation (“Guarantor”; Borrower and Guarantor also hereinafter each referred to as a “Credit Party”); the lenders from time to time who are parties to the hereinafter defined Credit Agreement (each individually, a “Lender,” and collectively, the “Lenders,”), and KEYBANK NATIONAL ASSOCIATION, a national banking association having an address at 225 Franklin Street, 16th Floor, Boston, Massachusetts 02110 (“KeyBank”), as administrative agent (in such capacity, together with its successors and assigns in such capacity, the “Agent”). W I T N E S S E T H: WHEREAS, Borrower, Agent and each Lender have entered into a Second Amended and Restated Revolving Credit Agreement dated as of February 15, 2017 (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”; unless otherwise defined herein, capitalized terms shall have the meanings set forth in the Credit Agreement) wherein Agent and Lenders agreed to provide a revolving loan facility to Borrower in the current aggregate principal amount of $60,000,000. WHEREAS, Borrower is currently not in compliance with the covenant set forth in Section 6.03(a)(ii) of the Credit Agreement for the period ended June 30, 2018. WHEREAS, Credit Parties have requested that Agent and Lenders waive the effect of such non-compliance, so long as Borrower complies with the terms, covenants and conditions set forth in this Amendment. WHEREAS, each Credit Party, Agent and each Lender have agreed to further amend the Credit Agreement as set forth herein. NOW, THEREFORE, the parties hereto agree as follows: 1. Section 6.03(a) of the Credit Agreement is hereby deleted in its entirety and the following substituted in lieu thereof: “(a) Permitted Investments, provided, however, that at any time (i) investments in unimproved land (valued at book value) shall not exceed, in the aggregate, 5% of Total Asset Value; (ii) investments in properties under development (valued at undepreciated book value) shall not exceed, in the aggregate, 30% of Total Asset Value; (iii) investments in assets which are not retail properties shall not exceed, in the aggregate, 5% of Total Asset Value; (iv) investments in unconsolidated Affiliates shall not exceed, in the aggregate, 20%

of Total Asset Value; (v) investments in real estate-related loans and debt (including derivative instruments related to real estate) shall not exceed, in the aggregate, 10% of Total Asset Value; and provided further that (x) the aggregate of investments described in (i) through (v) above shall not exceed 45% of the Total Asset Value, and (y) the certain real property located at 7441-7499 Sunset Boulevard and 1502-1512 Gardner Street, Los Angeles, California shall be excluded from any calculations that may be made pursuant to subparagraph (ii) hereof.” 2. Covenant Compliance. Agent and Lenders hereby waive their rights and remedies with respect to Borrower's non-compliance with the covenant set forth in Section 6.03(a)(ii) of the Credit Agreement. Agent and Lenders’ one-time waiver of Borrower's compliance with such covenant shall apply only to the period ended June 30, 2018. 3. Representations and Warranties. Credit Parties hereby represent, warrant and covenant with Agent and Lenders that, as of the date hereof: (i) The representations and warranties made by Credit Parties in the Loan Documents or otherwise made by or on behalf of Credit Parties in connection therewith or after the date thereof were true and correct in all material respects and are also true and correct in all material respects on the date hereof (unless such representations are limited by their terms to a specific date), other than for changes in the ordinary course of business permitted by the Credit Agreement. (ii) There exists no Default or Event of Default under any of the Loan Documents. (iii) This Amendment has been duly authorized, executed and delivered by Credit Parties so as to constitute the legal, valid and binding obligations of each Credit Party, enforceable in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors’ rights or by general equitable principles. (iv) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance of this Amendment by Credit Parties. 4. General Terms. This Amendment, which may be executed in multiple counterparts, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written discussions. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging transmission (e.g. PDF by email) shall be effective as delivery of a manually executed counterpart of this Amendment. Credit Parties hereby ratify, confirm and reaffirm all of the terms and conditions of the Credit Agreement, and each of the other Loan documents, and further acknowledge and agree that all of the terms and conditions of the Credit Agreement shall 2 remain in full force and effect except as expressly provided in this Amendment. Except where the context clearly requires otherwise, all references to the Credit Agreement in any other Loan Document shall be to the Credit Agreement, as amended by this Amendment. 5. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto. 6. Fees and Expenses. Upon the execution hereof, Borrower shall pay to Agent a modification fee in the amount $60,000.00, for the account of Lenders, and all reasonable out-of- pocket costs and expenses (including attorneys’ fees and expenses) incurred by Agent in connection with this Amendment. 7. Illegality. Any determination that any provision of this Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Amendment. 8. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to New York choice of law principles), including, without limitation, New York General Obligations Law Section 5- 1401. [SIGNATURES ON FOLLOWING PAGES] 3

LENDERS: James Armstrong Senior Vice President - Commercial Real Estate L ding Manager 2376873 .5 [Signature page to First Amendment to Second Amended and Restated Revolving Credit Agreement]